                                                                EXHIBIT 10.16.3



                            HERITAGE OPERATING, L.P.

                           THIRD AMENDMENT AGREEMENT


         Re:   Note Purchase Agreement dated as of June 25, 1996
             Note Purchase Agreement dated as of November 19, 1997

                                                                     Dated as of
                                                                    May 31, 2000

To each of the Holders named
  in Schedule 1 to this Consent and
  Third Amendment Agreement

Ladies and Gentlemen:

         Reference is made to

         (i) the Note Purchase Agreement dated as of June 25, 1996 (the "Original 1996 Agreement"), among Heritage Operating, L.P., a Delaware limited partnership (the "Company") and the Purchasers named in the Purchaser Schedule attached thereto, as amended by a First Amendment Agreement (the "First Amendment Agreement") dated as of October 15, 1998 and a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999 (said Original 1996 Agreement, as amended by the First Amendment Agreement and the Second Amendment Agreement, being hereinafter referred to as the "Outstanding 1996 Agreement") under and pursuant to which the Company issued, and there are presently outstanding, $120,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due 2011 (the "1996 Notes"); and

        (ii) the Note Purchase Agreement dated as of November 19, 1997 (the "Basic 1997 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the First Amendment Agreement and the Second Amendment Agreement (said Basic 1997 Agreement, as so amended, being hereinafter referred to as the "Amended Basic 1997 Agreement"), under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 7.17% Series A Senior Secured Notes due November 19, 2009 (the "Series A Notes") and $20,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the "Series B Notes"), as supplemented by the First Supplemental Note Purchase Agreement dated as of March 13, 1998 the "First Supplemental Agreement" among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which (a) the Company issued $5,000,000 aggregate principal amount of its 6.50% Series C

Senior Secured Notes due March 13, 2007 (the "Series C Notes"), $4,285,714.29 of which are presently outstanding, and (b) the Company issued, and there are presently outstanding, (x) $5,000,000 aggregate principal amount of its 6.59% Series D Senior Secured Notes due March 13, 2010 (the "Series D Notes") and (y) $5,000,000 aggregate principal amount of its 6.67% Series E Senior Secured Notes due March 13, 2013 (the "Series E Notes").

The Amended Basic 1997 Agreement, as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 1997 Agreement". The Outstanding 1996 Agreement and the Outstanding 1997 Agreement are hereinafter sometimes collectively referred to as the "Outstanding Agreements". The 1996 Notes, Series A Notes, Series B Notes, Series C Notes, Series D Notes and Series E Notes are hereinafter sometimes collectively referred to as the "Outstanding Notes." Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Outstanding Agreements.

         Exhibit A hereto contains letters of the Company dated May 11, 2000 and May 19, 2000 (collectively, the "Transaction Description"), describing certain acquisitions by the Company, a proposed change in the ownership of the General Partner, a proposed change in ownership of Common Units of the Master Partnership and other matters set forth therein (collectively, the "Proposed Reorganization").

         The Company now seeks your agreement to an amendment with respect to the each of the Outstanding Agreements necessary in order to effect the Proposed Reorganization. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that from and after the satisfaction of each of the Conditions to Effectiveness set forth in Article II below, said amendment shall be deemed to have been given and said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.

                                   ARTICLE I
                      AMENDMENTS TO OUTSTANDING AGREEMENTS

        I-A. Section 6A of each of the Outstanding Agreements shall be amended by (x) changing the period at the end of clause (ii) to a semicolon, (y) adding the word "or" after such semicolon, and (z) adding the following new clause
(iii):

                  "(iii) Ratio of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA. The ratio as at the end of any fiscal quarter of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA to exceed 6.25 to 1.00."


         I-B. Section 7A(xv) of each of the Outstanding Agreements shall be amended by (i) adding before clause (a) the phrase "any of the events described in clauses (a), (b), (c) or (d)


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

shall occur:", (ii) adding before clause (b) the word "or" and (iii) deleting clause (c) and inserting in lieu thereof the following new clauses (c) and (d):

          "(c) the Specified Entities shall own, directly or indirectly through Wholly-Owned Subsidiaries, in the aggregate less than 51% of the Capital Stock of the General Partner, or (d) either Designated Current Manager shall, at any time during the Lock-up Period applicable to such Designated Current Manager, own, directly or indirectly, less than 50% of the Common Units of the Master Partnership owned, directly or indirectly, by such Designated Current Manager immediately after giving effect to the Proposed Reorganization; or"

         I-C. Section 10B of each of the Outstanding Agreements shall be amended by adding thereto, at the appropriate alphabetical position, the following additional defined terms

                   "`Adjusted Consolidated EBITDA' shall mean, as of any date of determination for any applicable period, Consolidated EBITDA calculated

                            (x) with respect to the consolidated group
                  comprised of the General Partner, the Master Partnership and the Company and its Subsidiaries (rather than with respect to the consolidated group comprised of the Company and its Subsidiaries), and

                            (y) as if the terms `Consolidated Non-Cash
                  Charges', `Consolidated Net Income', `Consolidated Interest Expense', `Consolidated Income Tax Expense', `Asset Sale', and `Asset Acquisition', were calculated with respect to the consolidated group comprised of the General Partner, the Master Partnership and the Company and its Subsidiaries (rather than with respect to the consolidated group comprised of the Company and its Subsidiaries)."

                  "`Adjusted Consolidated Funded Indebtedness' shall mean Consolidated Funded Indebtedness calculated with respect to the consolidated group comprised of the General Partner, the Master Partnership and the Company and its Subsidiaries (rather than with respect to the consolidated group comprised of the Company and its Subsidiaries).

                  "`Designated Current Managers' shall mean R. C. Mills and H. Michael Krimbill, current executive officers of the General Partner, together with, in the case of either such executive officer, the heirs of, and trusts for the benefit of family members controlled by, such executive officer."

                  "`Lock-Up Period' shall mean, with respect to any Designated Current Manager, the period from the date of the closing of the Proposed Reorganization to the earlier to occur of (x) the third anniversary of such closing, and (y) the first



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

         date on which such Designated Current Manager shall cease to be employed by the General Partner, the Master Partnership or any of their respective Affiliates."

                  "`Proposed Reorganization' shall have the meaning set forth in the introductory portion of the Third Amendment Agreement, dated as of May 31, 2000, with respect to this Agreement."

                  "`Specified Entities' shall mean any one or more of the following entities: (i) Atmos Energy Corporation, a Texas and Virginia corporation, (ii) Piedmont Natural Gas Company, Inc., a North Carolina corporation, (iii) AGL Resources, Inc., a Georgia corporation, and
         (iv) TECO Energy, Inc., a Florida corporation, or a Successor to any entity referred to in clause (i), (ii), (iii) or (iv) of this definition."

                  "`Successor' shall mean, with respect to a Specified Entity, any entity in which the holders of the Capital Stock of such Specified Entity outstanding immediately prior to a consolidation, acquisition or merger involving such Specified Entity hold, directly or indirectly through Wholly-Owned Subsidiaries, at least a majority of the Capital Stock immediately after such consolidation, acquisition or merger."

                                   ARTICLE II
                          CONDITIONS OF EFFECTIVENESS

         The effectiveness of this Third Amendment Agreement is subject to the satisfaction of the following conditions:

                   (a) the Required Holders under each of the of Outstanding Agreements shall have consented to this Third Amendment Agreement as evidenced by their execution thereof;

                   (b) the requisite percentage of lenders under the Credit Agreement (the "Lenders") shall have agreed to all amendments necessary to effect the Proposed Reorganization and a copy thereof shall have been provided to the holders of the Outstanding Notes. In the event the Company agrees that the Lenders or holders of any of the Outstanding Notes shall be granted any additional or more restrictive financial or negative covenants or events of default than are imposed on the Company under the Outstanding Agreements, as amended hereby, the Company agrees that the holders of all other Outstanding Notes shall also be granted such more restrictive covenants or events of defaults;

                   (c) each of the holders of the Outstanding Notes shall have received an amendment fee from the Company in an amount equal to .10% of the aggregate principal amount of the Outstanding Notes held by such holder (the "Amendment Fee") and a Responsible Officer of the Company shall have certified to each such holder (the truth and accuracy of which certification shall constitute a Condition of Effectiveness) that the Lenders have received no amendment fees or other consideration (including increase in coupon) greater than the Amendment Fee;

                   (d) the Holders of the Outstanding Notes shall have received evidence that (i) the Master Partnership shall have transferred to the Company an equity contribution in the amount of at least $45,000,000 (the "Equity Contribution"), and (ii) the entire amount of such Equity Contribution shall have been applied to the payment of outstanding Indebtedness of the Company;

                   (e) all counsel to the holders of the Outstanding Notes shall have been paid fees and expenses incurred in connection with this Third Amendment Agreement;

                   (f) materials reasonably satisfactory to the holders of the Outstanding Notes shall have been delivered evidencing that the Proposed Reorganization has become effective; and

                   (g) each of the Designated Current Managers shall have entered into an employment agreement to act as an executive manager of the General Partner for a period of at least three years, all as contemplated in the Proposed Reorganization.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the holders of the Notes to enter into this Third Amendment, the Company represents and warrants that, (a) no Event of Default has occurred and is continuing; (b) after giving effect to the Proposed Reorganization, no Event of Default shall have occurred; and (c) the information set forth in the Transaction Description does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV

                                 MISCELLANEOUS

       IV-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon satisfaction of the Conditions to Effectiveness set forth in Article II above, your consent to the Proposed Reorganization shall be deemed to have been given and the Outstanding Agreements shall be amended as set forth above.

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

       IV-B. This Third Amendment Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Third Amendment Agreement.

       IV-C. Except as amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Outstanding Agreements shall remain unaltered and in full force and effect and the Outstanding Agreements, as amended hereby, are in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the granting of amendments herein shall not be construed as establishing a course of conduct on the part of the holders of the Outstanding Notes upon which the Company may rely at any time in the future.

       IV-D. Upon the effectiveness of this Third Amendment Agreement, each reference in each Outstanding Agreement and in other documents describing or referencing such Outstanding Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to such Outstanding Agreement, shall mean and be a reference to such Outstanding Agreement, as amended hereby.

                                     Very truly yours,

                                     HERITAGE OPERATING, L.P.


                                     By Heritage Holdings, Inc., General Partner


                                     By
                                     Its
                                        ----------------------------------------

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

JOHN HANCOCK LIFE INSURANCE
  COMPANY


By
   ----------------------------------
   Its

JOHN HANCOCK VARIABLE LIFE INSURANCE
  COMPANY


By
   ----------------------------------
   Its

MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust
  (as directed by John Hancock Life Insurance
  Company), and not in its individual capacity


By
   ----------------------------------
   Its

THE NORTHERN TRUST COMPANY, as Trustee of the
  Lucent Technologies Inc. Master Pension Trust

By:      John Hancock Life Insurance Company,
         As Investment Manager



       By
         ----------------------------
          Its


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

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MASSACHUSETTS MUTUAL LIFE INSURANCE
  COMPANY


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY
(f/k/a Principal Mutual Life Insurance Company)



By
   ----------------------------------
   Its


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NEW YORK LIFE INSURANCE COMPANY


By
   ----------------------------------
   Its


NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION

By:    New York Life Asset Management
       Operating Company, LLC,
       its Investment Manager



By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

KEYPORT LIFE INSURANCE COMPANY

By Stein Roe & Farnham Incorporated, as agent


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

J. ROMEO & CO.


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PACIFIC LIFE INSURANCE COMPANY
(formerly Pacific Mutual Life Insurance Company)


By
   ----------------------------------
   Its


By
   ----------------------------------
   Its


PACIFIC LIFE INSURANCE COMPANY


By
   ----------------------------------
   Its


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PHOENIX HOME LIFE MUTUAL INSURANCE
  COMPANY


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

RELIASTAR LIFE INSURANCE COMPANY


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY



By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PROTECTIVE LIFE INSURANCE COMPANY


By
   ----------------------------------
   Its


By
   ----------------------------------
   Its

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


ALLSTATE LIFE INSURANCE COMPANY


By
   ----------------------------------
   Name:


By
   ----------------------------------
   Name:
           Authorized Signatories

         The foregoing Third Amendment Agreement and the amendments referred to therein are hereby accepted and agreed to as of May 31, 2000, and the undersigned hereby confirms that on May 31, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

(FKA Chubb Life Insurance Company of America)



By
   ----------------------------------
   Its

                                   SCHEDULE 1


                                                                                           PRINCIPAL AMOUNT AND
                                                                                           SERIES OF OUTSTANDING
                  NAME OF HOLDER                                                             NOTES HELD AS OF
               OF OUTSTANDING NOTES                                                            MAY 31, 2000


John Hancock Life Insurance Company                                                       $13,000,000 1996 Notes

John Hancock Life Insurance Company                                                       $ 8,000,000 1996 Notes

John Hancock Variable Life Insurance Company                                              $ 1,000,000 1996 Notes

Mellon Bank, N.A., Trustee under the Long-Term
  Investment Trust dated October 1, 1996                                                  $   960,000 1996 Notes

The Northern Trust Company, as Trustee of the
  Lucent Technologies Inc. Master Pension Trust                                           $ 2,040,000 1996 Notes

Massachusetts Mutual Life Insurance Company                                               $15,000,000 1996 Notes

Principal Life Insurance Company                                                          $15,000,000 1996 Notes

New York Life Insurance Company                                                           $12,500,000 1996 Notes

Teachers Insurance and Annuity Association of America                                     $12,500,000 1996 Notes

Keyport Life Insurance Company                                                            $10,000,000 1996 Notes

J. Romeo & Co.                                                                            $ 3,500,000 1996 Notes

J. Romeo & Co.                                                                            $ 4,000,000 1996 Notes

Pacific Mutual Life Insurance Company                                                     $ 5,500,000 1996 Notes

Phoenix Home Life Mutual Insurance Company                                                $ 5,000,000 1996 Notes

ReliaStar Life Insurance Company                                                          $ 5,000,000 1996 Notes

Columbia Universal Life Insurance Company                                                 $ 2,000,000 1996 Notes

Allstate Life Insurance Company                                                       $ 2,000,000 1996 Notes

Protective Life Insurance Company                                                     $ 3,000,000 1996 Notes

Pacific Life Insurance Company                                                        $12,000,000 Series A Notes

Pacific Life Insurance Company                                                        $ 8,000,000 Series B Notes

New York Life Insurance Company                                                       $ 5,000,000 Series B Notes

New York Life Insurance and Annuity Corporation                                       $ 7,000,000 Series B Notes

Allstate Life Insurance Company                                                       $ 4,285,714.29 Series C Notes

Chubb Life Insurance Company of America                                               $ 5,000,000 Series D Notes

J. Romeo & Co.                                                                        $ 5,000,000 Series E Notes